March 10, 2022

Registrant	File No.	Form	Original Filing Date	Amended Filing Date	Explanation
Pioneer Series Trust VI (Pioneer Floating Rate Fund)	811-21978	N-CSR	1/3/22	3/10/22

The Registrant amended Form N-CSR for the period ended October 31, 2021 to correct, the filing by revising both the Approval of Renewal of Investment Management Agreement disclosure and the Statement Regarding Liquidity Risk Management Program disclosure.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21978

Pioneer Series Trust VI

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating Rate Fund

Annual Report | October 31, 2021

A: FLARX	C: FLRCX	Y: FLYRX

visit us: www.amundi.com/us

Pioneer Floating Rate Fund | Annual Report | 10/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 3

Portfolio Management Discussion | 10/31/21

In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the 12-month period ended October 31, 2021. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended October 31, 2021?
A	Pioneer Floating Rate Fund’s Class A shares returned 7.25% at net asset value during the 12-month period ended October 31, 2021, while the Fund’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned 8.89%. During the same period, the average return of the 236 mutual funds in Morningstar’s Bank Loan Funds category was 7.62%.
Q	How would you describe the environment for investing in bank loans during the 12-month period ended October 31, 2021?
A	Entering the period in November 2020, concerns about many issues, including the US presidential election and its potential effects on future government policy, and the ongoing COVID-19 pandemic, dampened investors’ enthusiasm for riskier assets, including equities, high-yield bonds, and bank loans.

However, once November’s election results were settled, market sentiment improved with the removal of the uncertainty, and then received a further boost when a pair of COVID-19 vaccines were granted emergency-use authorization in December. In addition, US lawmakers, after months of debate, finally reached agreement on a $900 billion pandemic relief package just before the end of the 2020 calendar year. Those factors combined to raise confidence about the US economic outlook heading into 2021. Market participants viewed the vaccines as the proverbial “light at the end of the tunnel,” betting that they would help alleviate some of the public-health concerns about the pandemic and bring forward the timing of a return to some semblance of economic normalcy after months of lockdowns and other restrictions aimed at slowing the spread of the virus. The additional fiscal measures were

4 Pioneer Floating Rate Fund | Annual Report | 10/31/21

viewed as offering much needed support for many individuals and businesses. Then, early in 2021, the US government passed yet another ($1.9 trillion) stimulus package on the heels of the smaller December relief bill. In response, riskier assets rallied and Treasury yields moved higher through the end of March.

As the period progressed, the continued highly dovish posture on monetary policy by the US Federal Reserve (Fed) further improved market sentiment, as the US central bank expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be “transitory” and not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise the federal funds rate’s target range based on isolated upticks in prices.

However, the “reflation trade” wobbled during June as investors navigated growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Federal Open Market Committee (FOMC) meeting that month. Treasury market investors reacted to the updated Fed “dot plot” – a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant – that pointed to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March 2021 forecast. (A basis point is equal to 1/100th of a percentage point.)

Over the summer, the FOMC also shifted its discussions to the process and timing of “tapering” the Fed’s purchases of Treasuries and mortgage-backed securities, the first step towards tightening monetary policy. The yield curve saw short-end yields rise and long-end yields fall, while longer-term inflation expectations stabilized. The market’s reaction suggested investors’ doubts regarding the Fed’s long-term commitment to its new average-inflation targeting framework. The hawks prevailed during the September FOMC debate with regard to when to start tapering the asset-purchase program the Fed had enacted at the outset of the pandemic, and at what pace. The FOMC signaled, and Chair Powell affirmed, that a tapering plan would likely be announced in November, and completed by the middle of next year.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 5

Bank loans finished the 12-month period well into positive territory. While new-issue loan supply was elevated for most of the period, technical conditions in the market were supportive, with strong collateralized loan obligation (CLO) activity and notably positive loan mutual fund flows. Performance within the market was led by lower-rated loans in the B- and CCC ratings categories, as investors continued to hunt for yield in a continued low-interest-rate environment.

Q	What factors had the biggest effects on the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2021?
A	From an allocation standpoint, the relatively high-quality profile of the loans held in the Fund’s portfolio, across various ratings segments, was a key detractor from benchmark-relative returns during a period that saw lower-rated loans outperform higher-rated loans. In addition, we maintained a modest cash position in the portfolio, which was designed to help us take advantage of attractively priced new-issuance opportunities as they emerged. The cash position detracted from relative performance, given that the loan market was a good place to be fully invested over the 12-month period.

One positive contributor from an allocation standpoint was the Fund’s exposure to high-yield corporate bonds. We have typically maintained a modest out-of-benchmark exposure to high-yield corporates, with the aim of seeking to improve the risk/reward and liquidity profile of the portfolio. The allocation to high yield aided the Fund’s relative performance, especially early in the 12-month period. We trimmed the portfolio’s high-yield exposure heading into the 2021 calendar year, based on our view that the risk/return balance had tilted toward loans, given a tight labor market that contributed to concerns about rising inflation and interest rates. While that thesis has yet to bear out, we believe our cautious stance on the high-yield asset category remains prudent.

Security selection within the loan market aided the Fund’s benchmark-relative results over the period. In sector terms, positive contributions were highlighted by selection results within the air transport and

6 Pioneer Floating Rate Fund | Annual Report | 10/31/21

building & development segments, where portfolio overweights versus the benchmark also aided relative performance. Selection results within electronics, and an underweight to the sector, likewise contributed positively to the Fund’s relative returns. On the other hand, selection results within the business equipment and services, oil and gas, and health care segments detracted from the Fund’s benchmark-relative performance, as did an underweight to the leisure sector.

With regard to individual positions, while there were few meaningful laggards in terms of loan names held by the Fund, an overweight to utility Eastern Power detracted from benchmark-relative performance. Investors became concerned that electricity demand from New York City would not recover fully from the pandemic; meanwhile, weak pricing in an electrical-grid-operator capacity auction further weighed on the loan price. The Fund’s position in RSA also detracted from relative returns for the period as the company, which provides enterprises with remote-user authentication technology, saw a drop-off in demand with the return of many workers to their office settings after months of working from home during the height of the pandemic.

Individual loan holdings in the portfolio that contributed positively to the Fund’s benchmark-relative performance included American Airlines, which performed well on optimism surrounding the economic reopening and the resumption of travel to more “normal” levels, and TeamHealth, as the market’s worries about the physician-staffing company’s legal issues concerning its billing practices began to ease.

Q	Did the Fund have any exposure to derivative securities during the 12-month period? If so, did the derivatives have any material effect on the Fund’s results?
A	Yes, we invested the portfolio in index-based high-yield bond and investment-grade bond credit-default-swap contracts during the period. The use of the derivatives aided performance by allowing the Fund to gain tactical exposure to the credit markets, while helping to maintain sufficient portfolio liquidity to meet shareholder redemptions.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 7

Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended October 31, 2021?
A	The Fund’s monthly distribution rate began and ended the 12-month period at the same level. The distribution rate did increase slightly between January and October 2021, before settling back at the November 2020 distribution rate.
Q	What is your investment outlook?
A	We have a constructive view of the current prospects for leveraged loans. We believe the fundamental backdrop in the loan market is positive, as we feel the US economy could be poised to perform well in the coming months. While COVID-19-driven economic support programs are waning, consumers in general still have high levels of savings, which could drive pent-up demand going forward. Some issues of concern at the present time include the labor shortages and supply chain difficulties, which have been constraining economic growth.

The Fed seems likely to begin tapering its purchases of Treasuries and mortgage-backed securities before the end of the calendar year, and has continued to maintain that it intends to keep short-term interest rates at near-zero levels for the rest of this year and into 2022. Therefore, it seems unlikely that the Fed will increase the federal funds rate target range until after it has completed tapering the bond purchases. We believe the prospect of higher interest rates combined with strong loan-market fundamentals could be supportive for the performance of bank loans as an asset class.

The loan market has continued to trade at a discount, with most loans priced slightly below par (face) value. In fact, loans have been generating income at levels nearly comparable to that of high-yield corporates, while also providing a certain degree of protection against rising interest rates should the Fed be insufficiently nimble in managing inflation.

The default rate on loans for the 12 months ended October 31, 2021, was 0.20% by loan volume, near the record low and well below the historical average of slightly under 3%. The default rate on loans by number of issuers was 0.35%, also below the long-term average. In addition, recovery rates for loans have exceeded that of their high-yield corporate counterparts in recent years. The default rate on loans held in the Fund’s portfolio has remained below that of the market, given our bias toward investing in higher-quality loans.

* Distributions are not guaranteed.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Given the improving economic backdrop over the 12-month period, we took advantage of what we felt were attractive new-issue concessions to modestly increase the portfolio’s exposures to loans in the B-rating category, while lowering exposure to higher-rated BB and BBB loans. At the same time, we trimmed the Fund’s allocation to loans rated B-, and ended the period with an overall portfolio quality profile that remained higher than that of the benchmark S&P/LSTA Index. Going forward, we anticipate maintaining a focus on quality, while carefully evaluating individual loans under consideration for inclusion in the portfolio.

Please refer to the Schedule of Investments on pages 18–41 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 9

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Portfolio Summary | 10/31/21

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*
1.	Traverse Midstream Partners LLC, Advance Term Loan, 4.3% (SOFRRATE +
	425 bps), 9/27/24	0.86%
2.	Rackspace Technology Global, Inc., First Lien 2021 Term B Loan, 3.5%
	(LIBOR + 275 bps), 2/15/28	0.80
3.	Scientific Games International, Inc., Initial Term B-5 Loan, 2.837% (LIBOR +
	275 bps), 8/14/24	0.73
4.	CoreLogic, Inc. (fka First American Corp.), First Lien Initial Term Loan, 4.0%
	(LIBOR + 350 bps), 6/2/28	0.72
5.	Altice France S.A., USD Term Loan B-13 Incremental Term Loan, 4.125%
	(LIBOR + 400 bps), 8/14/26	0.70
6.	VeriFone Systems, Inc., First Lien Initial Term Loan, 4.129% (LIBOR +
	400 bps), 8/20/25	0.70
7.	Garda World Security Corp., Term B-2 Loan, 4.34% (LIBOR + 425 bps),
	10/30/26	0.69
8.	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP), First Lien Initial
	Term Loan, 6.0% (LIBOR + 400 bps), 9/29/23	0.68
9.	Parfums Holding Co., Inc., First Lien Initial Term Loan, 4.087% (LIBOR +
	400 bps), 6/30/24	0.67
10.	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	0.65

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 11

Prices and Distributions | 10/31/21

Net Asset Value per Share

Class	10/31/21	10/31/20
A	$6.51	$6.28
C	$6.57	$6.34
Y	$6.58	$6.34

Distributions per Share: 11/1/20–10/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2216	$ —	$ —
C	$0.1724	$ —	$ —
Y	$0.2436	$ —	$ —

Index Definitions

The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–15.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Performance Update | 10/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of October 31, 2021)
	Net	Public	S&P/LSTA
	Asset	Offering	Leveraged
	Value	Price	Performing
Period	(NAV)	(POP)	Loan Index
10 years	3.52%	3.05%	4.89%
5 years	3.09	2.15	4.68
1 year	7.25	2.43	8.89

Expense Ratio
Per prospectus dated March 1, 2021
Gross	Net
1.18%	1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 13

Performance Update | 10/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of October 31, 2021)
			S&P/LSTA
			Leveraged
	If	If	Performing
Period	Held	Redeemed	Loan Index
10 years	2.83%	N/A	4.89%
5 years	2.50	N/A	4.68
1 year	6.39	5.56%	8.89

Expense Ratio
Per prospectus dated March 1, 2021
Gross
1.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. “If Redeemed” returns reflect deduction of the CDSC, assuming a complete redemption of shares at the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Performance Update | 10/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of October 31, 2021)
	Net	S&P/LSTA
	Asset	Leveraged
	Value	Performing
Period	(NAV)	Loan Index
10 years	3.96%	4.89%
5 years	3.59	4.68
1 year	7.70	8.89

Expense Ratio
Per prospectus dated March 1, 2021
Gross	Net
0.87%	0.76%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2021 through October 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/21
Ending Account	$1,017.26	$1,013.53	$1,020.47
Value (after expenses)
on 10/31/21
Expenses Paid	$5.34	$9.39	$3.82
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.85% and 0.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2021 through October 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/21
Ending Account	$1,000.00	$1,000.00	$1,000.00
Value (after expenses)
on 10/31/21
Expenses Paid	$5.35	$9.40	$3.82
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.85% and 0.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer Floating Rate Fund | Annual Report | 10/31/21 17

Schedule of Investments | 10/31/21

Principal
Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 94.1%
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 85.7% of Net Assets*(a)
	Aerospace & Defense — 3.1%
825,000	Air Canada, Term Loan, 4.25% (LIBOR + 350 bps), 8/11/28	$ 834,625
845,563	American Airlines, Inc., 2017 Class B Term Loan, 2.09%
	(LIBOR + 200 bps), 12/15/23	834,407
2,793,817	American Airlines, Inc., 2018 Replacement Term Loan, 1.838%
	(LIBOR + 175 bps), 6/27/25	2,709,829
975,000^	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Facility, 9.0%
	(LIBOR + 800 bps), 12/30/21	983,531
966,423	Jazz Acquisition, Inc., First Lien Initial Term Loan, 4.34%
	(LIBOR + 425 bps), 6/19/26	942,867
1,264,640	MAG DS Corp., Initial Term Loan, 6.5% (LIBOR +
	550 bps), 4/1/27	1,179,277
500,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual
	Property Assets, Ltd.), Initial Term Loan, 6.25%
	(LIBOR + 525 bps), 6/21/27	533,040
2,239,373	Peraton Corp., First Lien Term B Loan, 4.5% (LIBOR +
	375 bps), 2/1/28	2,246,371
260,000	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term
	Loan, 4.75% (LIBOR + 375 bps), 10/20/27	277,176
595,500	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems,
	Inc and Onex Wind Finance LP), Initial Term Loan,
	6.0% (LIBOR + 525 bps), 1/15/25	599,222
500,000(b)	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems,
	Inc and Onex Wind Finance LP), Term Loan B,
	1/15/25	502,187
746,250	United AirLines, Inc., Class B Term Loan, 4.5% (LIBOR +
	375 bps), 4/21/28	757,677
2,281,552	WP CPP Holdings LLC, First Lien Initial Term Loan, 4.75%
	(LIBOR + 375 bps), 4/30/25	2,235,209
	Total Aerospace & Defense	$ 14,635,418
	Airlines — 0.2%
775,000	AAdvantage Loyalty IP Ltd. (American Airlines, Inc.),
	Initial Term Loan, 5.5% (LIBOR + 475 bps), 4/20/28	$ 807,384
	Total Airlines	$ 807,384
	Automobile — 2.4%
797,279	American Axle & Manufacturing, Inc., Tranche B Term Loan,
	3.0% (LIBOR + 225 bps), 4/6/24	$ 797,556
1,492,500	CWGS Group LLC, Initial Term Loan, 3.25% (LIBOR +
	250 bps), 6/3/28	1,487,526
562,754	Dana, Inc., 2018 New Term Loan B Advance, 2.34% (LIBOR +
	375 bps), 2/27/26	563,985
912,083	Highline Aftermarket Acquisition LLC, First Lien Initial
	Term Loan, 5.25% (LIBOR + 450 bps), 11/9/27	916,263
1,577,302	IXS Holdings, Inc., Initial Term Loan, 5.0% (LIBOR +
	425 bps), 3/5/27	1,564,815

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
Automobile — (continued)
1,778,829	RVR Dealership Holdings LLC, Term Loan, 4.75% (LIBOR +
	400 bps), 2/8/28	$ 1,778,829
686,913	Superior Industries International, Inc., Replacement Term
	Loan, 4.087% (LIBOR + 400 bps), 5/22/24	686,913
1,970,640	Thor Industries, Inc., Term B-1 USD Loan, 3.125% (LIBOR +
	300 bps), 2/1/26	1,974,335
1,207,917	Visteon Corp., 2018 New Term Loan, 1.84% (LIBOR +
	175 bps), 3/25/24	1,201,877
	Total Automobile	$ 10,972,099
Automotive — 1.3%
997,500	American Trailer World Corp., First Lien Initial Term Loan,
	4.5% (LIBOR + 375 bps), 3/3/28	$ 994,133
1,521,188	Autokiniton US Holdings, Inc., Closing Date Term B Loan,
	5.0% (LIBOR + 450 bps), 4/6/28	1,524,991
850,790	TI Group Automotive Systems, L.L.C., Refinancing US Term
	Loan, 3.75% (LIBOR + 325 bps), 12/16/26	852,385
1,496,250	Trinseo Materials Operating SCA, 2021 Incremental Term
	Loan, 2.587% (LIBOR + 250 bps), 5/3/28	1,489,330
1,000,000	Wheel Pros, Inc., First Lien Initial Term Loan, 5.25%
	(LIBOR + 450 bps), 5/11/28	997,431
	Total Automotive	$ 5,858,270
Banking — 0.5%
498,750	Azalea TopCo, Inc., First Lien 2021 Term Loan, 4.5% (LIBOR +
	375 bps), 7/24/26	$ 500,932
980,000	Azalea TopCo, Inc., First Lien Initial Term Loan, 3.63%
	(LIBOR + 350 bps), 7/24/26	974,181
1,069,731	Nouryon Finance BV, Initial Dollar Term Loan, 2.839%
	(LIBOR + 275 bps), 10/1/25	1,063,237
	Total Banking	$ 2,538,350
Beverage, Food & Tobacco — 0.2%
1,023,484	JBS USA Lux SA (fka JBS USA LLC), New Term Loan, 2.087%
	(LIBOR + 200 bps), 5/1/26	$ 1,021,245
	Total Beverage, Food & Tobacco	$ 1,021,245
Broadcasting & Entertainment — 1.3%
1,327,192	Charter Communications Operating LLC, Term B-2 Loan,
	1.84% (LIBOR + 175 bps), 2/1/27	$ 1,319,501
483,826	Creative Artists Agency LLC, Closing Date Term Loan,
	3.837% (LIBOR + 375 bps), 11/27/26	482,124
1,581,456	Gray Television, Inc., Term B-2 Loan, 2.332% (LIBOR +
	225 bps), 2/7/24	1,579,370
528,021	Gray Television, Inc., Term C Loan, 2.582% (LIBOR +
	250 bps), 1/2/26	525,793
1,147,309	Sinclair Television Group, Inc., Tranche B Term Loan, 2.34%
	(LIBOR + 225 bps), 1/3/24	1,133,206
808,500	Sinclair Television Group, Inc., Tranche B-2b Term Loan,
	2.59% (LIBOR + 250 bps), 9/30/26	798,773
	Total Broadcasting & Entertainment	$ 5,838,767

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 19

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
	Building Materials — 1.0%
1,616,578	Circor International, Inc., New Term Loan, 4.25% (LIBOR +
	325 bps), 12/11/24	$ 1,616,830
580,699	CPG International LLC (fka CPG International, Inc.), New
	Term Loan, 3.25% (LIBOR + 250 bps), 5/5/24	581,529
598,500	Foundation Building Materials, Inc., First Lien Initial Term
	Loan, 3.75% (LIBOR + 325 bps), 1/31/28	594,385
1,995,000	Groupe Solmax, Inc., Initial Term Loan, 5.5% (LIBOR +
	475 bps), 5/29/28	2,001,859
	Total Building Materials	$ 4,794,603
	Buildings & Real Estate — 1.6%
984,831	C.H.I. Overhead Doors, Inc., First Lien Third Amendment
	Initial Term Loan, 4.5% (LIBOR + 350 bps), 7/31/25	$ 988,831
1,482,373	Cornerstone Building Brands, Inc., Tranche B Term Loan,
	3.75% (LIBOR + 325 bps), 4/12/28	1,483,145
893,250	PAE, Inc., First Lien Initial Term Loan, 5.25% (LIBOR +
	450 bps), 10/19/27	894,786
1,296,750	SRS Distribution, Inc., 2021 Refinancing Term Loan, 4.25%
	(LIBOR + 375 bps), 6/2/28	1,298,209
2,828,578	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
	First Lien Initial Term Loan, 6.0% (LIBOR + 400 bps), 9/29/23	2,835,397
	Total Buildings & Real Estate	$ 7,500,368
	Chemicals — 3.4%
1,745,223	ARC Falcon I, Inc., Initial Term Loan, 4.25% (LIBOR +
	375 bps), 9/30/28	$ 1,745,404
1,388,340	Core & Main LP, Tranche B Term Loan, 2.588% (LIBOR +
	250 bps), 7/27/28	1,381,182
1,890,500	CPC Acquisition Corp., First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 12/29/27	1,890,107
1,692,458	Gemini HDPE LLC, 2027 Advance, 3.5% (LIBOR +
	300 bps), 12/31/27	1,694,926
1,750,000	Geon Performance Solutions LLC (Fka. Echo US Holdings
	LLC), Initial Term Loan, 5.5% (LIBOR + 475 bps), 8/18/28	1,765,313
599,479	Graham Packaging Co., Inc., 2021 Initial Term Loan, 3.75%
	(LIBOR + 300 bps), 8/4/27	598,968
1,246,875	Herens Holdco S.a r.l., Facility B, 4.75% (LIBOR +
	400 bps), 7/3/28	1,250,480
1,119,382	LSF11 Skyscraper Holdco S.a r.l., Facility B3, 4.25% (LIBOR +
	350 bps), 9/29/27	1,123,230
1,500,000	Pactiv Evergreen, Inc., Tranche B-3 U.S. Term Loan, 4.0%
	(LIBOR + 350 bps), 9/24/28	1,498,125
1,850,000(b)	Solenis International LP, Term Loan B, 9/21/28	1,849,711
475,417	Tank Holding Corp., First Lien 2020 Incremental Term Loan,
	5.75% (LIBOR + 500 bps/PRIME + 400 bps +
	500 bps), 3/26/26	477,794
507,121	Tronox Finance LLC, First Lien Refinancing Term Loan,
	2.37% (LIBOR + 225 bps), 3/10/28	503,516
	Total Chemicals	$ 15,778,756

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
	Chemicals, Plastics & Rubber — 1.6%
1,495,000	Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term
	Loan, 2.75% (LIBOR + 225 bps), 11/8/27	$ 1,495,748
549,795	Axalta Coating Systems Dutch Holding B BV (Axalta Coating
	Systems U.S. Holdings, Inc.), Term B-3 Dollar
	Loan, 1.882% (LIBOR + 175 bps), 6/1/24	549,409
994,987	Charter Next Generation, Inc., First Lien 2021 Initial Term
	Loan, 4.5% (LIBOR + 375 bps), 12/1/27	998,787
987,374	Hexion, Inc., USD Term Loan, 3.64% (LIBOR +
	350 bps), 7/1/26	988,608
354,600	Innophos Holdings, Inc., Initial Term Loan, 3.837% (LIBOR +
	375 bps), 2/5/27	355,154
1,000,000	Orion Engineered Carbons GmbH, 2021 Initial Dollar Term
	Loan, 2.75% (LIBOR + 225 bps), 9/24/28	1,006,250
818,813	Pactiv Evergreen, Inc., Tranche B-2 U.S. Term Loan, 3.337%
	(LIBOR + 325 bps), 2/5/26	814,910
245,000	Tank Holding Corp., First Lien 2020 Refinancing Term Loan,
	3.587% (LIBOR + 350 bps/PRIME + 250 bps +
	225 bps), 3/26/26	244,132
57,571(b)	Trident TPI Holdings, Inc., Tranche B-3 Delayed Draw Term
	Loan, 4.2% (LIBOR + 400 bps), 9/15/28	57,762
1,007,143	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan,
	4.5% (LIBOR + 400 bps), 9/15/28	1,010,470
	Total Chemicals, Plastics & Rubber	$ 7,521,230
	Computers & Electronics — 5.1%
897,750	Ahead DB Holdings LLC, First Lien Term B Loan, 4.5%
	(LIBOR + 375 bps), 10/18/27	$ 901,959
987,462	athenahealth, Inc., First Lien Term B-1 Loan, 4.377%
	(LIBOR + 425 bps), 2/11/26	991,659
1,400,000	Cornerstone OnDemand, Inc., First Lien Initial Term Loan,
	4.25% (LIBOR + 375 bps), 10/16/28	1,398,250
272,938	ECi Macola/MAX Holding LLC, First Lien Initial Term Loan,
	4.5% (LIBOR + 375 bps), 11/9/27	273,688
498,750	Endurance International Group Holdings, Inc., Initial Term
	Loan, 4.25% (LIBOR + 350 bps), 2/10/28	490,645
1,107,026	Energy Acquisition LP, First Lien Initial Term Loan, 4.351%
	(LIBOR + 425 bps), 6/26/25	1,099,877
895,500	Indy US Bidco LLC, Tranche B-1 Term Loan, 4.087% (LIBOR +
	400 bps), 3/6/28	898,579
1,488,750	LogMeIn, Inc., First Lien Initial Term Loan, 4.834% (LIBOR +
	475 bps), 8/31/27	1,488,402
2,200,000	Magenta Buyer LLC, First Lien Initial Term Loan, 5.75%
	(LIBOR + 500 bps), 7/27/28	2,199,771
1,000,000	Mavenir Systems, Inc., Initial Term Loan, 5.25% (LIBOR +
	475 bps), 8/18/28	1,005,417
895,500	Netsmart, Inc., First Lien Initial Term Loan, 4.75% (LIBOR +
	400 bps), 10/1/27	898,298
1,496,250	Paysafe Group Holdings II, Ltd., Facility B1, 3.25% (LIBOR +
	275 bps), 6/28/28	1,486,898
696,500	Pitney Bowes, Inc., Refinancing Tranche B Term Loan, 4.09%
	(LIBOR + 400 bps), 3/17/28	698,895

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 21

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
Computers & Electronics — (continued)
1,500,000	Polaris Newco LLC, First Lien Dollar Term Loan, 4.5%
	(LIBOR + 400 bps), 6/2/28	$ 1,505,343
1,750,000	RealPage, Inc., First Lien Initial Term Loan, 3.75% (LIBOR +
	325 bps), 4/24/28	1,747,994
1,000,000	Redstone HoldCo 2 LP, First Lien Initial Term Loan, 5.5%
	(LIBOR + 475 bps), 4/27/28	969,375
1,500,000	Skopima Consilio Parent LLC, First Lien Initial Term Loan,
	4.5% (LIBOR + 400 bps), 5/12/28	1,495,313
2,984,615	VeriFone Systems, Inc., First Lien Initial Term Loan, 4.129%
	(LIBOR + 400 bps), 8/20/25	2,927,618
1,400,000	Vision Solutions, Inc. (Precisely Software, Inc.), First
Lien Third Amendment Term Loan, 4.75% (LIBOR +
	400 bps), 4/24/28	1,400,882
	Total Computers & Electronics	$ 23,878,863
Construction & Building — 1.5%
1,500,000	Aegion Corp., Initial Term Loan, 5.5% (LIBOR +
	475 bps), 5/17/28	$ 1,516,407
1,745,625	Artera Services LLC, Tranche B Term Loan, 4.5% (LIBOR +
	350 bps), 3/6/25	1,741,261
1,995,000	CP Atlas Buyer, Inc., Term B Loan, 4.25% (LIBOR +
	375 bps), 11/23/27	1,985,591
547,503	LBM Acquisition LLC, First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 12/17/27	541,686
1,243,750	Potters Industries LLC, Initial Term Loan, 4.013% (LIBOR +
	400 bps), 12/14/27	1,245,305
	Total Construction & Building	$ 7,030,250
Consumer goods: Durable — 0.3%
1,413,750	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps), 3/19/26	$ 1,426,120
	Total Consumer goods: Durable	$ 1,426,120
Consumer Nondurables — 0.5%
1,000,000	Diamond (BC) BV, Amendment No. 3 Refinancing Term
	Loan, 3.5% (LIBOR + 300 bps), 9/29/28	$ 999,125
1,477,575	Sunshine Luxembourg VII S.a r.l., Facility B3, 4.5% (LIBOR +
	375 bps), 10/1/26	1,483,744
	Total Consumer Nondurables	$ 2,482,869
Containers, Packaging & Glass — 0.7%
939,010	Plastipak Holdings, Inc., 2018 Tranche B Term Loan, 2.59%
	(LIBOR + 250 bps), 10/14/24	$ 938,814
987,437	Pregis TopCo LLC, First Lien Initial Term Loan, 4.087%
	(LIBOR + 400 bps), 7/31/26	990,400
1,250,000	Pregis TopCo LLC, First Lien Third Amendment Refinancing
	Term Loan, 4.5% (LIBOR + 400 bps), 7/31/26	1,255,860
	Total Containers, Packaging & Glass	$ 3,185,074

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
	Diversified & Conglomerate Manufacturing — 1.4%
2,895,713	Garda World Security Corp., Term B-2 Loan, 4.34% (LIBOR +
	425 bps), 10/30/26	$ 2,902,275
1,854,048	Pelican Products, Inc., First Lien Term Loan, 4.5% (LIBOR +
	350 bps), 5/1/25	1,855,787
1,650,000(b)	WireCo WorldGroup, Inc., Initial Term Loan, 10/27/28	1,641,750
	Total Diversified & Conglomerate Manufacturing	$ 6,399,812
	Diversified & Conglomerate Service — 4.8%
1,488,693	Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC),
	Initial U.S. Dollar Term Loan, 4.25% (LIBOR +
	375 bps), 5/12/28	$ 1,489,810
2,102,531	CB Poly Investments LLC, First Lien Closing Date Term Loan,
	5.5% (LIBOR + 450 bps), 8/16/23	2,094,910
433,575	Change Healthcare Holdings LLC, Closing Date Term Loan,
	3.5% (LIBOR + 250 bps), 3/1/24	433,589
494,864	DG Investment Intermediate Holdings 2, Inc., First Lien
	Closing Date Initial Term Loan, 4.5% (LIBOR +
	375 bps), 3/31/28	496,781
95,708(b)	DG Investment Intermediate Holdings 2, Inc., First Lien
	Delayed Draw Term Loan, 4.44% (LIBOR +
	375 bps), 3/31/28	96,079
2,248,393	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	2,228,252
2,365,608	First Brands Group LLC, First Lien 2021 Term Loan, 6.0%
	(LIBOR + 500 bps), 3/30/27	2,390,002
997,500	FleetCor Technologies Operating Co. LLC, Term B-4 Loan,
	1.837% (LIBOR + 175 bps), 4/28/28	996,520
1,447,151	GHX Ultimate Parent Corp., First Lien Initial Term Loan,
	4.25% (LIBOR + 325 bps), 6/28/24	1,450,317
1,995,000	Heartland Dental LLC, 2021 Incremental Term Loan, 4.086%
	(LIBOR + 400 bps), 4/30/25	1,992,921
970,000	Ozark Holdings LLC, 2020 Refinancing Term Loan, 4.25%
	(LIBOR + 375 bps), 12/16/27	973,031
1,500,000	Russell Investments US Institutional Holdco, Inc., 2025 Term
	Loan, 4.5% (LIBOR + 350 bps), 5/30/25	1,506,407
1,000,000	Sitel Group, Initial Dollar Term Loan, 4.25% (LIBOR +
	375 bps), 8/28/28	1,002,875
498,750	Sound Inpatient Physicians, Inc., First Lien 2021
	Incremental Term Loan, 3.5% (LIBOR +
	300 bps), 6/27/25	498,672
989,770	Sound Inpatient Physicians, Inc., First Lien Initial Term
	Loan, 2.837% (LIBOR + 275 bps), 6/27/25	988,120
500,000	Sound Inpatient Physicians, Inc., Second Lien Initial Term
	Loan, 6.837% (LIBOR + 675 bps), 6/26/26	501,666
2,865,000	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR
	+ 275 bps), 2/6/24	2,735,359
500,000	Tempo Acquisition LLC, Third Incremental Term Loan, 3.5%
	(LIBOR + 300 bps), 8/31/28	501,250
	Total Diversified & Conglomerate Service	$ 22,376,561

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 23

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
	Diversified Natural Resources, Precious Metals — 0.2%
992,500	84 Lumber Co., Term B-1 Loan, 3.75% (LIBOR +
	300 bps), 11/13/26	$ 994,361
	Total Diversified Natural Resources, Precious Metals	$ 994,361
	Electric & Electrical — 1.3%
1,500,000	Idera, Inc., First Lien Term B-1 Loan, 4.5% (LIBOR +
	375 bps), 3/2/28	$ 1,499,812
1,000,000(b)	MKS Instruments, Inc., Term Loan, 10/20/28	999,609
3,383,000	Rackspace Technology Global, Inc., First Lien 2021 Term B
	Loan, 3.5% (LIBOR + 275 bps), 2/15/28	3,363,971
	Total Electric & Electrical	$ 5,863,392
	Electronics — 2.5%
3,000,000	CoreLogic, Inc. (fka First American Corp.), First Lien
	Initial Term Loan, 4.0% (LIBOR +
	350 bps), 6/2/28	$ 3,003,750
2,545	Flexera Software LLC, First Lien Term B-1 Loan, 4.5%
	(LIBOR + 375 bps), 3/3/28	2,549
1,452,686	Natel Engineering Co., Inc., Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 4/30/26	1,425,449
3,043,890	Scientific Games International, Inc., Initial Term B-5 Loan,
	2.837% (LIBOR + 275 bps), 8/14/24	3,035,331
2,250,000(b)	TIBCO Software, Inc., Term B-2 Loan, 6/30/26	2,217,656
1,803,499	Ultra Clean Holdings, Inc., Second Amendment Term B Loan,
	3.837% (LIBOR + 375 bps), 8/27/25	1,809,510
	Total Electronics	$ 11,494,245
	Entertainment & Leisure — 1.6%
1,300,000	AIT Worldwide Logistics Holdings, Inc., First Lien Initial
	Term Loan, 5.5% (LIBOR + 475 bps), 4/6/28	$ 1,305,362
450,000	Bally’s Corp., Term B Facility Loan, 3.75% (LIBOR +
	325 bps), 10/2/28	450,253
740,625	Carnival Corp., Initial Advance Term Loan, 3.75% (LIBOR +
	300 bps), 6/30/25	740,629
1,945,125	Enterprise Development Authority, Term B Loan, 5.0%
	(LIBOR + 425 bps), 2/28/28	1,952,419
1,000,000	Lakeshore Learning Materials LLC, First Lien Initial Term
	Loan, 4.0% (LIBOR + 350 bps), 9/29/28	1,001,250
1,994,792	Seaworld Parks & Entertainment, Inc., Term B Loan, 3.5%
	(LIBOR + 300 bps), 8/25/28	1,992,506
	Total Entertainment & Leisure	$ 7,442,419
	Environmental Services — 0.7%
1,164,733	GFL Environmental, Inc., 2020 Refinancing Term Loan, 3.5%
	(LIBOR + 300 bps), 5/30/25	$ 1,168,372
1,197,000	LTR Intermediate Holdings, Inc., Initial Term Loan, 5.5%
	(LIBOR + 450 bps), 5/5/28	1,199,993
748,125	WIN Waste Innovations Holdings, Inc., Initial Term Loan,
	3.25% (LIBOR + 275 bps), 3/24/28	749,294
	Total Environmental Services	$ 3,117,659

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
Finance — 0.8%
1,835,000	Bank of Industry, Ltd., 6.119% (LIBOR + 600 bps), 12/11/23	$ 1,815,549
497,500	Citadel Securities LP, 2021 Term Loan, 2.587% (LIBOR +
	250 bps), 2/2/28	493,924
1,250,000(b)	EP Purchaser LLC, Term Loan B, 10/28/28	1,250,781
	Total Finance	$ 3,560,254
Financial Services — 1.3%
1,838,250	Blackhawk Network Holdings, Inc., First Lien Term Loan,
	3.087% (LIBOR + 300 bps), 6/15/25	$ 1,827,090
1,000,000(b)	Chamberlain Group LLC, Term Loan B, 10/22/28	999,688
577,821	EFS Cogen Holdings I LLC, Term Loan B Advance, 4.5%
	(LIBOR + 350 bps), 10/1/27	579,265
2,457,037	Vistra Group Holdings (BVI) II, Ltd., First Lien 2020 Dollar
	Term Loan, 4.75% (LIBOR + 375 bps), 10/27/25	2,463,691
	Total Financial Services	$ 5,869,734
Food & Beverage — 0.3%
1,350,000(b)	Alltech, Inc., Term B Loan, 10/13/28	$ 1,353,375
	Total Food & Beverage	$ 1,353,375
Forest Products — 1.6%
1,039,500	Chobani LLC, 2020 New Term Loan, 4.5% (LIBOR +
	350 bps), 10/25/27	$ 1,042,377
1,688,878	ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan,
	4.5% (LIBOR + 375 bps), 11/3/25	1,692,467
1,995,000	Schweitzer-Mauduit International, Inc., Term B Loan, 4.5%
	(LIBOR + 375 bps), 2/9/28	1,993,753
1,125,000	Sylvamo Corp., Term Loan B, 5.0% (LIBOR +
	450 bps), 8/18/28	1,122,188
1,650,000	Vector WP Holdco, Inc., Term Loan B, 5.75% (LIBOR +
	500 bps), 10/12/28	1,641,750
	Total Forest Products	$ 7,492,535
Gaming & Hotels — 0.6%
1,000,000	Hilton Grand Vacations Borrower LLC, Initial Term Loan,
	3.5% (LIBOR + 300 bps), 8/2/28	$ 1,003,250
2,000,000	Lucky Bucks LLC, Initial Term Loan, 6.25% (LIBOR +
	550 bps), 7/30/27	1,970,000
	Total Gaming & Hotels	$ 2,973,250
Government — 0.3%
1,246,875	Madison IAQ LLC, Initial Term Loan, 3.75% (LIBOR +
	325 bps), 6/21/28	$ 1,246,355
	Total Government	$ 1,246,355
Healthcare — 3.8%
1,000,000	AEA International Holdings (Luxembourg) S.a.r.l., First Lien
Initial Term Loan, 4.25% (LIBOR +
	375 bps), 9/7/28	$ 1,003,750
750,000	AHP Health Partners, Inc., Initial Term Loan, 4.0% (LIBOR +
	350 bps), 8/24/28	752,344

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 25

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
	Healthcare — (continued)
1,075,134	Alkermes, Inc., 2026 Term Loan, 3.0% (LIBOR +
	250 bps), 3/12/26	$ 1,072,446
2,000,000(b)	ANI Pharmaceuticals, Inc., Term Loan B, 5/24/27	2,012,500
1,200,000(b)	EyeCare Partners LLC, 1st Lien Term Loan, 10/14/28	1,198,200
497,500	Horizon Therapeutics USA, Inc., Incremental Term B-2 Loan,
	2.5% (LIBOR + 200 bps), 3/15/28	496,922
1,750,000(b)	Medline Borrower LP, Initial Dollar Term Loan, 10/23/28	1,753,360
1,250,000	Padagis LLC, Term B Loan, 5.25% (LIBOR + 475 bps), 7/6/28	1,253,906
1,241,884	Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan,
	3.586% (LIBOR + 350 bps), 3/5/26	1,238,314
1,000,000	Signify Health LLC, Initial Term Loan, 3.75% (LIBOR +
	325 bps), 6/22/28	998,750
1,200,000	Sotera Health Holdings LLC, First Lien Refinancing Loan,
	3.25% (LIBOR + 275 bps), 12/11/26	1,197,000
1,500,000	U.S. Anesthesia Partners, Inc., First Lien Initial Term
	Loan, 4.75% (LIBOR + 425 bps), 10/1/28	1,501,688
2,475,047	Upstream Newco, Inc., First Lien August 2021 Incremental
	Term Loan, 4.337% (LIBOR + 425 bps), 11/20/26	2,476,903
992,500	US Radiology Specialists, Inc. (US Outpatient Imaging
	Services, Inc.), Closing Date Term Loan, 6.25%
	(LIBOR + 550 bps), 12/15/27	997,374
	Total Healthcare	$ 17,953,457
	Healthcare & Pharmaceuticals — 2.0%
980,000	Curium BidCo S.a r.l., Facility B, 4.132% (LIBOR +
	400 bps), 7/9/26	$ 981,225
1,053,934	Endo Luxembourg Finance Co. I S.a r.l., 2021 Term Loan,
	5.75% (LIBOR + 500 bps), 3/27/28	1,031,757
1,729,431	FC Compassus LLC, Term B-1 Loan, 5.0% (LIBOR +
	425 bps), 12/31/26	1,738,727
2,324,851	Kindred Healthcare LLC, Closing Date Term Loan, 4.625%
	(LIBOR + 450 bps), 7/2/25	2,328,726
657,550	Loire UK Midco 3, Ltd., Facility B, 3.337% (LIBOR +
	325 bps), 4/21/27	646,043
840,000(b)	Medical Solutions Holdings, Inc., Initial Term Loan, 10/6/28	841,786
1,407,298	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	3.837% (LIBOR + 375 bps), 11/13/25	1,380,032
301,643	NMN Holdings III Corp., First Lien Delayed Draw Term Loan,
	3.837% (LIBOR + 375 bps), 11/13/25	295,798
	Total Healthcare & Pharmaceuticals	$ 9,244,014
	Healthcare, Education & Childcare — 2.9%
661,390	Bausch Health Cos., Inc., First Incremental Term Loan,
	2.837% (LIBOR + 275 bps), 11/27/25	$ 660,563
1,015,671	Bausch Health Cos., Inc., Initial Term Loan, 3.087% (LIBOR +
	300 bps), 6/2/25	1,014,613
447,750	CNT Holdings I Corp., First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 11/8/27	449,029

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
	Healthcare, Education & Childcare — (continued)
1,489,994	Gainwell Acquisition Corp., First Lien Term B Loan, 4.75%
	(LIBOR + 400 bps), 10/1/27	$ 1,496,046
1,246,875	Jazz Pharmaceuticals Public Co., Ltd., Initial Dollar Term
	Loan, 4.0% (LIBOR + 350 bps), 5/5/28	1,249,992
1,474,827	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
	4.75% (LIBOR + 375 bps), 2/21/25	1,464,688
613,384	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
	Holdings, Inc.), First Lien Term B Loan, 3.837%
	(LIBOR + 375 bps), 11/16/25	612,648
1,496,250	One Call Corp., First Lien Term B Loan, 6.25% (LIBOR +
	550 bps), 4/22/27	1,510,277
1,995,000	Organon & Co., Dollar Term Loan, 3.5% (LIBOR +
	300 bps), 6/2/28	2,002,326
760,008	Quorum Health Corp., Term Loan, 8.0% (LIBOR +
	700 bps), 4/29/25	764,441
1,470,000	U.S. Renal Care, Inc., Initial Term Loan, 5.125% (LIBOR +
	500 bps), 6/26/26	1,464,488
1,000,000	U.S. Renal Care, Inc., Term Loan, 6.5% (LIBOR +
	550 bps), 6/26/26	994,062
	Total Healthcare, Education & Childcare	$ 13,683,173
	Home Furnishings — 0.5%
2,158,750	Instant Brands Holdings, Inc., Initial Term Loan, 5.75%
	(LIBOR + 500 bps), 4/12/28	$ 2,153,353
408,210	Weber-Stephen Products LLC, Initial Term B Loan, 4.0%
	(LIBOR + 325 bps), 10/30/27	409,741
	Total Home Furnishings	$ 2,563,094
	Hotel, Gaming & Leisure — 2.1%
816,863	1011778 B.C. Unlimitd Liability Co., Term B-4 Loan, 1.837%
	(LIBOR + 175 bps), 11/19/26	$ 802,159
1,476,982	Caesars Resort Collection LLC, Term B Loan, 2.837%
	(LIBOR + 275 bps), 12/23/24	1,471,904
990,000	Caesars Resort Collection LLC, Term B-1 Loan, 3.587%
	(LIBOR + 350 bps), 7/21/25	992,237
561,921	Flutter Entertainment Plc, USD Term Loan, 2.382% (LIBOR +
	225 bps), 7/21/26	560,597
1,966,428	Golden Nugget, Inc., Initial B Term Loan, 3.25% (LIBOR +
	250 bps), 10/4/23	1,958,507
1,750,000	J & J Ventures Gaming LLC, Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 4/26/28	1,759,296
497,500	Playtika Holding Corp., Term B-1 Loan, 2.837% (LIBOR +
	275 bps), 3/13/28	497,397
1,395,152	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	1,524,204
101,097	Spectacle Gary Holdings LLC, Delayed Draw Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	110,449
	Total Hotel, Gaming & Leisure	$ 9,676,750

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 27

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
Industrial Services — 0.2%
1,000,000	Osmose Utilities Services, Inc., First Lien Initial Term
	Loan, 3.75% (LIBOR + 325 bps), 6/23/28	$ 998,438
	Total Industrial Services	$ 998,438
Insurance — 0.9%
1,812,631	Asurion LLC, New B-7 Term Loan, 3.087% (LIBOR +
	300 bps), 11/3/24	$ 1,801,679
750,000	Asurion LLC, Second Lien New B-4 Term Loan, 5.337%
	(LIBOR + 525 bps), 1/20/29	747,812
977,500	Sedgwick Claims Management Services, Inc. (Lightning
Cayman Merger Sub, Ltd.), 2019 Term Loan, 3.837%
	(LIBOR + 375 bps), 9/3/26	976,522
841,903	USI, Inc. (fka Compass Investors Inc.), 2017 New Term Loan,
	3.132% (LIBOR + 300 bps), 5/16/24	836,792
	Total Insurance	$ 4,362,805
Leasing — 1.3%
1,245,119	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	$ 1,236,063
775,064	Fly Funding II S.a r.l., Replacement Term Loan, 1.88%
	(LIBOR + 175 bps), 8/11/25	762,793
570,000	Fly Funding II S.a r.l., Term Loan B, 7.0% (LIBOR +
	600 bps), 10/8/25	572,137
1,678,641	Hertz Corp., Initial Term B Loan, 4.0% (LIBOR +
	350 bps), 6/30/28	1,682,576
317,152	Hertz Corp., Initial Term C Loan, 4.0% (LIBOR +
	350 bps), 6/30/28	317,895
1,500,575	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3.87%
	(LIBOR + 375 bps), 9/11/23	1,478,535
	Total Leasing	$ 6,049,999
Leisure & Entertainment — 0.7%
1,987,264	AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
Inc.), Term B-1 Loan, 3.086% (LIBOR +
	300 bps), 4/22/26	$ 1,839,700
1,487,659	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	1,384,762
	Total Leisure & Entertainment	$ 3,224,462
Machinery — 2.3%
497,500	Clark Equipment Co., Third Amendment Incremental Term
	Loan, 2.382% (LIBOR + 225 bps), 5/18/24	$ 496,256
1,702,857	CTC AcquiCo GmbH, Facility B2, 2.871% (LIBOR +
	275 bps), 3/7/25	1,683,700
1,541,284	Engineered Components and Systems LLC, First Lien Initial
	Term Loan, 6.5% (LIBOR + 600 bps), 8/2/28	1,537,431
2,000,000	Grinding Media, Inc., First Lien Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 10/12/28	2,007,500
2,210,615	MHI Holdings LLC, Initial Term Loan, 5.087% (LIBOR +
	500 bps), 9/21/26	2,227,195
134,617	Terex Corp., Incremental U.S. 2018 Term Loan, 2.75%
	(LIBOR + 200 bps), 1/31/24	134,628

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
	Machinery — (continued)
498,750	Triton Water Holdings, Inc., First Lien Initial Term Loan,
	4.0% (LIBOR + 350 bps), 3/31/28	$ 498,672
1,946,741	Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), 2018
	Term B Loan, 2.587% (LIBOR + 250 bps), 10/23/25	1,941,874
	Total Machinery	$ 10,527,256
	Manufacturing — 0.2%
1,000,000	Conair Holdings LLC, First Lien Initial Term Loan, 4.25%
	(LIBOR + 375 bps), 5/17/28	$ 1,001,406
	Total Manufacturing	$ 1,001,406
	Media — 2.2%
2,951,822	Altice France SA, USD Term Loan B-13 Incremental Term
	Loan, 4.125% (LIBOR + 400 bps), 8/14/26	$ 2,946,024
1,496,250	Cable One, Inc., Incremental Term B-4 Loan, 2.087%
	(LIBOR + 200 bps), 5/3/28	1,486,898
2,556,610	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
	October 2018 Incremental Term Loan, 2.34% (LIBOR +
	225 bps), 1/15/26	2,510,911
900,000	DIRECTV Financing LLC, Closing Date Term Loan, 5.75%
	(LIBOR + 500 bps), 8/2/27	901,688
1,500,000(b)	Univision Communications, Inc., Term Loan B, 5/5/28	1,500,938
1,015,000	Ziggo Financing Partnership, Term Loan I Facility, 2.59%
	(LIBOR + 250 bps), 4/30/28	1,005,008
	Total Media	$ 10,351,467
	Metals & Mining — 0.9%
699,375	Atkore International, Inc., Initial Term Loan, 2.5% (LIBOR +
	200 bps), 5/26/28	$ 698,501
498,750	Harsco Corp., Term B-3 Loan, 2.75% (LIBOR +
	225 bps), 3/10/28	497,971
2,186,618	Phoenix Services International LLC, Term B Loan, 4.75%
	(LIBOR + 375 bps), 3/1/25	2,175,003
672,186	TMS International Corp., Term B-2 Loan, 3.75% (LIBOR +
	275 bps), 8/14/24	671,345
	Total Metals & Mining	$ 4,042,820
	Oil & Gas — 2.0%
1,945,000	Centurion Pipeline Co. LLC, Initial Term Loan, 3.337%
	(LIBOR + 325 bps), 9/29/25	$ 1,935,275
2,495	Delek US Holdings, Inc., Initial Loan, 2.337% (LIBOR +
	225 bps), 3/31/25	2,427
498,750	DT Midstream, Inc., Initial Term Loan, 2.5% (LIBOR +
	200 bps), 6/26/28	500,152
250,000	ITT Holdings LLC, Initial Term Loan, 3.25% (LIBOR +
	275 bps), 7/10/28	249,687
1,333,750	NorthRiver Midstream Finance LP, Initial Term B Loan,
	3.382% (LIBOR + 325 bps), 10/1/25	1,332,639
1,500,000	Oryx Midstream Services Permian Basin LLC, Initial Term
	Loan, 3.75% (LIBOR + 325 bps), 10/5/28	1,496,250
3,607,502	Traverse Midstream Partners LLC, Advance Term Loan, 4.3%
	(SOFRRATE + 425 bps), 9/27/24	3,611,691
	Total Oil & Gas	$ 9,128,121

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 29

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
	Personal and Non Durable Consumer Products
	(Mfg. Only) — 0.2%
843,625	Kronos Acquisition Holdings, Inc., Tranche B-1 Term Loan,
	4.25% (LIBOR + 375 bps), 12/22/26	$ 821,655
	Total Personal and Non Durable Consumer Products
	(Mfg. Only)	$ 821,655
	Personal, Food & Miscellaneous Services — 0.9%
297,750	IRB Holding Corp., Fourth Amendment Incremental Term
	Loan, 4.25% (LIBOR + 325 bps), 12/15/27	$ 298,153
650,000(b)	Option Care Health, Inc., 2021 First Lien Refinancing Term
	Loan, 10/27/28	649,864
2,795,157	Parfums Holding Co., Inc., First Lien Initial Term Loan,
	4.087% (LIBOR + 400 bps), 6/30/24	2,791,663
650,000	Whatabrands LLC, Initial Term B Loan, 3.75% (LIBOR +
	325 bps), 8/3/28	650,406
	Total Personal, Food & Miscellaneous Services	$ 4,390,086
	Printing & Publishing — 0.7%
650,000	Cengage Learning, Inc., First Lien Term B Loan, 5.75%
	(LIBOR + 475 bps), 7/14/26	$ 654,585
748,125	Cimpress Plc, Tranche B-1 Term Loan, 4.0% (LIBOR +
	350 bps), 5/17/28	750,307
1,250,000(b)	McGraw-Hill Education, Inc., Initial Term Loan, 7/28/28	1,241,015
753,303	Trader Corp., First Lien 2017 Refinancing Term Loan, 4.0%
	(LIBOR + 300 bps), 9/28/23	754,245
	Total Printing & Publishing	$ 3,400,152
	Professional & Business Services — 6.1%
1,393,000	Amentum Government Services Holdings LLC, First Lien
	Tranche 2 Term Loan, 5.5% (LIBOR + 475 bps), 1/29/27	$ 1,398,224
1,945,125	Ankura Consulting Group LLC, First Lien Closing Date Term
	Loan, 5.25% (LIBOR + 450 bps), 3/17/28	1,954,850
950,000	APi Group DE, Inc., Initial Term Loan, 2.587% (LIBOR +
	250 bps), 10/1/26	949,209
1,000,000	APX Group, Inc., Initial Term Loan, 4.0% (LIBOR +
	350 bps), 7/10/28	998,333
750,000	ArchKey Holdings, Inc., First Lien Initial Term Loan, 6.0%
	(LIBOR + 525 bps), 6/29/28	752,344
1,500,000	Arcline FM Holdings LLC, First Lien Initial Term Loan, 5.5%
	(LIBOR + 475 bps), 6/23/28	1,503,750
1,098,304	Atlas CC Acquisition Corp., First Lien Term B Loan, 5.0%
	(LIBOR + 425 bps), 5/25/28	1,103,681
223,384	Atlas CC Acquisition Corp., First Lien Term C Loan, 5.0%
	(LIBOR + 425 bps), 5/25/28	224,477
1,964,925	Clear Channel Outdoor Holdings, Inc., Term B Loan, 3.63%
	(LIBOR + 350 bps), 8/21/26	1,936,187
2,520,008	Curia Global, Inc., First Lien 2021 Term Loan, 4.5% (LIBOR +
	375 bps), 8/30/26	2,525,257
1,346,625	Edelman Financial Engines Center LLC, First Lien 2021
	Initial Term Loan, 4.25% (LIBOR + 350 bps), 4/7/28	1,348,215

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
	Professional & Business Services — (continued)
965,899	Elanco Animal Health, Inc., Term Loan, 1.832% (LIBOR +
	175 bps), 8/1/27	$ 958,655
496,203	Ensemble RCM LLC, Closing Date Term Loan, 3.879%
	(LIBOR + 375 bps), 8/3/26	497,598
899,787	Everi Holdings Inc., Term B Loan, 3.0% (LIBOR +
	250 bps), 8/3/28	899,412
520,386	First Advantage Holdings LLC, First Lien Term B-1 Loan,
	2.837% (LIBOR + 275 bps), 1/31/27	520,321
1,350,000	Hunter Holdco 3, Ltd., First Lien Initial Dollar Term Loan,
	4.75% (LIBOR + 425 bps), 8/19/28	1,355,906
2,743,803	Icon Public Co., Ltd., Lux Term Loan, 3.0% (LIBOR +
	250 bps), 7/3/28	999,322
248,697	Icon Public Co., Ltd., U.S. Term Loan, 3.0% (LIBOR +
	250 bps), 7/3/28	248,982
2,000,000(b)	Loyalty Ventures Inc., Term B Loan, 10/8/27	1,996,666
498,750	Maximus, Inc., Tranche B Term Loan, 2.5% (LIBOR +
	200 bps), 5/28/28	499,685
1,144,250	Petco Health and Wellness Co., Inc., First Lien Initial Term
	Loan, 4.0% (LIBOR + 325 bps), 3/3/28	1,145,272
207,292	PPD, Inc., Initial Term Loan, 2.5% (LIBOR +
	200 bps), 1/13/28	207,201
1,259,716	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan,
	3.337% (LIBOR + 325 bps), 5/1/25	1,254,520
247,500	Pre-Paid Legal Services, Inc., First Lien New Term Loan,
	4.75% (LIBOR + 400 bps), 5/1/25	248,815
498,744	Southern Veterinary Partners LLC, First Lien Initial Term
	Loan, 5.0% (LIBOR + 400 bps), 10/5/27	500,614
650,000	Trader Interactive LLC (fka Dominion Web Solutions LLC),
	Initial Term Loan, 4.5% (LIBOR +
	400 bps), 7/28/28	650,812
1,790,103	Verscend Holding Corp., Term B-1 Loan, 4.087% (LIBOR +
	400 bps), 8/27/25	1,795,473
	Total Professional & Business Services	$ 28,473,781
	Retail — 3.4%
1,000,000	At Home Group, Inc., Initial Term Loan, 4.75% (LIBOR +
	425 bps), 7/24/28	$ 997,969
995,000	Belron Group SA, Dollar Third Incremental Loan, 3.25%
	(LIBOR + 275 bps), 4/13/28	995,746
1,842,188	Dealer Tire LLC, Term B-1 Loan, 4.337% (LIBOR +
	425 bps), 12/12/25	1,846,563
2,550,725	Great Outdoors Group LLC, Term B-1 Loan, 5.0% (LIBOR +
	425 bps), 3/6/28	2,564,009
792,000	Harbor Freight Tools USA, Inc., 2021 Initial Term Loan,
	3.25% (LIBOR + 275 bps), 10/19/27	790,961
1,496,250	Michaels Cos., Inc., Term B Loan, 5.0% (LIBOR +
	425 bps), 4/15/28	1,496,383
1,695,750	PetSmart LLC, Initial Term Loan, 4.5% (LIBOR +
	375 bps), 2/11/28	1,700,140
900,000	Pilot Travel Centers LLC, Initial Tranche B Term Loan,
	2.087% (LIBOR + 200 bps), 8/4/28	895,781

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 31

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
	Retail — (continued)
675,303	Service Logic Acquisition, Inc., First Lien Closing Date
	Initial Term Loan, 4.75% (LIBOR + 400 bps), 10/29/27	$ 677,836
1,894,661	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.626%
	(LIBOR + 450 bps), 9/12/24	1,852,370
1,000,000	Torrid LLC, Closing Date Term Loan, 6.25% (LIBOR +
	550 bps), 6/14/28	1,010,000
496,250	TruGreen, Ltd. Partnership, First Lien Second Refinancing
	Term Loan, 4.75% (LIBOR + 400 bps), 11/2/27	497,491
491,010	United Natural Foods, Inc., Facility O, 3.587% (LIBOR +
	350 bps), 10/22/25	491,999
	Total Retail	$ 15,817,248
	Retail Stores — 0.5%
746,250	Rent-A-Center, Inc., 2021 Initial Term Loan, 3.75% (LIBOR +
	325 bps), 2/17/28	$ 749,398
1,496,250	Sotheby’s, 2021 Second Refinancing Term Loan, 5.0%
	(LIBOR + 450 bps), 1/15/27	1,502,485
	Total Retail Stores	$ 2,251,883
	Retailing — 0.3%
1,675,377(b)	Refficiency Holdings LLC, 2021 Initial Term Loan, 12/16/27	1,677,472
	Total Retailing	$ 1,677,472
	Securities & Trusts — 1.8%
1,492,500	CCRR Parent, Inc., First Lien Initial Term Loan, 4.5% (LIBOR
	+ 375 bps), 3/6/28	$ 1,500,428
833,333	CP Iris Holdco I, Inc., First Lien Initial Term Loan, 4.25%
	(LIBOR + 375 bps), 10/2/28	831,944
2,000,000	KKR Apple Bidco LLC, First Lien Initial Term Loan, 3.5%
	(LIBOR + 300 bps), 9/22/28	1,999,062
775,000	LSF11 A5 Holdco LLC, Term Loan, 4.25% (LIBOR +
	375 bps), 10/15/28	775,313
512,500(b)	MIP V Waste Holdings LLC, Cov-Lite Term Loan B, 10/27/28	514,102
2,000,000	Runner Buyer, Inc., Initial Term Loan, 6.25% (LIBOR +
	550 bps), 10/23/28	1,990,000
887,097(b)	Zebra Buyer LLC, Term Loan, 4/21/28	890,331
	Total Securities & Trusts	$ 8,501,180
	Services: Consumer — 0.6%
2,599,456	Prime Security Services Borrower LLC, First Lien 2021
	Refinancing Term B-1 Loan, 3.5% (LIBOR +
	275 bps), 9/23/26	$ 2,598,866
	Total Services: Consumer	$ 2,598,866
	Software — 0.2%
888,889	Osmosis Buyer, Ltd., Initial Term B Loan, 4.5% (LIBOR +
	400 bps), 7/31/28	892,889
	Total Software	$ 892,889

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
	Telecommunications — 3.2%
1,719,298	Commscope, Inc., Initial Term Loan, 3.337% (LIBOR +
	325 bps), 4/6/26	$ 1,698,613
2,493,750	Gogo Intermediate Holdings LLC, Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 4/30/28	2,490,633
1,973,981	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1.837%
	(LIBOR + 175 bps), 3/1/27	1,950,848
2,256,047	Lumen Technologies, Inc., Term B Loan, 2.337% (LIBOR +
	225 bps), 3/15/27	2,233,017
2,000,000(b)	Radiate Holdco LLC, Amendment No. 6 Term Loan, 9/25/26	1,997,812
1,045,876	Virgin Media Bristol LLC, Facility N, 2.59% (LIBOR +
	250 bps), 1/31/28	1,036,797
1,633,992	Windstream Services II LLC, Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 9/21/27	1,643,592
1,750,000(b)	Xplornet Communications, Inc., First Lien Refinancing Term
	Loan, 10/2/28	1,749,818
	Total Telecommunications	$ 14,801,130
	Textile & Apparel — 0.6%
698,250	Adient US LLC, Term B-1 Loan, 3.587% (LIBOR +
	350 bps), 4/10/28	$ 699,451
1,995,000	BK LC Lux SPV S.a r.l., Facility B, 4.25% (LIBOR +
	375 bps), 4/28/28	1,996,558
297,754	Canada Goose Inc., 2021 Refinancing Term Loan, 4.25%
	(LIBOR + 350 bps), 10/7/27	298,746
	Total Textile & Apparel	$ 2,994,755
	Transportation — 1.5%
1,750,000	Carriage Purchaser, Inc., Term B Loan, 5.0% (LIBOR +
	425 bps), 9/30/28	$ 1,750,000
995,000	Daseke Cos., Inc., 2021 Initial Term Loan, 4.75% (LIBOR +
	400 bps), 3/9/28	1,000,597
1,458,750	Envision Healthcare Corp., Initial Term Loan, 3.837%
	(LIBOR + 375 bps), 10/10/25	1,209,851
912,990	First Student Bidco, Inc., Initial Term B Loan, 3.5% (LIBOR +
	300 bps), 7/21/28	908,045
337,010	First Student Bidco, Inc., Initial Term C Loan, 3.5% (LIBOR +
	300 bps), 7/21/28	335,184
492,500	Genesee & Wyoming Inc., Initial Term Loan, 2.132% (LIBOR +
	200 bps), 12/30/26	490,179
650,000(b)	LaserShip, Inc., First Lien Initial Term Loan, 5/7/28	652,640
547,234	Syncreon Group BV, Second Out Term Loan, 7.0% (LIBOR +
	600 bps), 4/1/25	550,541
	Total Transportation	$ 6,897,037
	Utilities — 1.6%
697,196	Calpine Construction Finance Co., LP, Term B Loan, 2.087%
	(LIBOR + 200 bps), 1/15/25	$ 690,346
756,371	Compass Power Generation LLC, Tranche B-1 Term Loan,
	4.5% (LIBOR + 900 bps), 12/20/24	756,979
2,519,609	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan,
	4.75% (LIBOR + 375 bps), 10/2/25	2,244,027

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 33

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
	Utilities — (continued)
977,496	ExGen Renewables IV LLC, Term Loan, 3.5% (LIBOR +
	250 bps), 12/15/27	$ 980,551
790,000	Hamilton Projects Acquiror LLC, Term Loan, 5.75% (LIBOR +
	475 bps), 6/17/27	791,481
987,500	PG&E Corp., Term Loan, 3.5% (LIBOR + 300 bps), 6/23/25	978,551
922,047	Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 2018
	Incremental Term Loan, 1.837% (LIBOR +
	175 bps), 12/31/25	914,473
	Total Utilities	$ 7,356,408
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $396,673,273)	$399,135,422

Shares
COMMON STOCKS — 0.1% of Net Assets
Energy Equipment & Services — 0.1%
14,289(c)	FTS International, Inc.	$ 378,659
	Total Energy Equipment & Services	$ 378,659
Oil, Gas & Consumable Fuels — 0.0%†
6,293(c)	Summit Midstream Partners LP	$ 197,537
	Total Oil, Gas & Consumable Fuels	$ 197,537
Specialty Retail — 0.0%†
54,675+^(c)	Targus Cayman SubCo, Ltd.	$ 83,653
	Total Specialty Retail	$ 83,653
TOTAL COMMON STOCKS
	(Cost $641,965)	$ 659,849

Principal
Amount USD ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES —
0.3% of Net Assets
379,779(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.33%
	(1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	$ 375,479
427,315(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 9.08%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	432,772
625,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR, Class D,
	4.09% (1 Month USD LIBOR + 400 bps), 5/15/36 (144A)	522,346
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,454,598)	$ 1,330,597
CORPORATE BONDS — 2.8% of Net Assets
Advertising — 0.1%
265,000	Clear Channel Outdoor Holdings, Inc., 7.5%, 6/1/29 (144A)	$ 271,062
	Total Advertising	$ 271,062

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
Banks — 0.2%
1,000,000(d)(e)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	$ 1,013,750
	Total Banks	$ 1,013,750
Chemicals — 0.2%
500,000	Olin Corp., 5.625%, 8/1/29	$ 546,115
376,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	383,990
	Total Chemicals	$ 930,105
Commercial Services — 0.4%
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	9.75%, 7/15/27 (144A)	$ 537,500
1,000,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	1,055,000
	Total Commercial Services	$ 1,592,500
Diversified Financial Services — 0.3%
1,003,472(f)	Avation Capital SA, 8.25% (9.00% PIK 8.25% cash), 10/31/26
	(144A)	$ 832,882
440,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	449,900
	Total Diversified Financial Services	$ 1,282,782
Entertainment — 0.3%
1,520,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	$ 1,561,800
	Total Entertainment	$ 1,561,800
Healthcare-Services — 0.0%†
145,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	$ 150,075
	Total Healthcare-Services	$ 150,075
Housewares — 0.0%†
70,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 73,937
	Total Housewares	$ 73,937
Iron & Steel — 0.2%
625,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 661,146
260,000	TMS International Corp., 6.25%, 4/15/29 (144A)	268,450
	Total Iron & Steel	$ 929,596
Leisure Time — 0.1%
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	$ 483,125
	Total Leisure Time	$ 483,125
Lodging — 0.2%
1,000,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	$ 1,007,500
	Total Lodging	$ 1,007,500
Mining — 0.1%
390,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	$ 410,475
	Total Mining	$ 410,475

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 35

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
Pharmaceuticals — 0.2%
1,000,000	Teva Pharmaceutical Finance Netherlands III BV, 6.0%,
	4/15/24	$ 1,048,750
	Total Pharmaceuticals	$ 1,048,750
REITs — 0.2%
750,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	$ 788,775
	Total REITs	$ 788,775
Retail — 0.3%
205,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	$ 208,587
221,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	225,420
95,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	106,372
295,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	290,206
205,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	218,466
442,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	451,945
	Total Retail	$ 1,500,996
TOTAL CORPORATE BONDS
	(Cost $12,764,579)	$ 13,045,228
INSURANCE-LINKED SECURITIES — 0.3% of
Net Assets#
Event Linked Bonds — 0.1%
Multiperil – U.S. — 0.0%†
250,000(a)	Residential Reinsurance 2021, 11.801%, 10/28/21 (144A)	$ 250,000
Windstorm — U.S. Regional — 0.1%
250,000(a)	Matterhorn Re, 7.041% (3 Month U.S. Treasury Bill + 700
	bps), 12/7/21 (144A)	$ 250,500
	Total Event Linked Bonds	$ 500,500

Face
Amount USD ($)

Collateralized Reinsurance — 0.0%†
Windstorm – Florida — 0.0%†
300,000+(c)(g)	Formby Re 2018, 2/28/23	$ 36,840
	Total Collateralized Reinsurance	$ 36,840

Principal
Amount USD ($)
Reinsurance Sidecars — 0.2%
Multiperil – U.S. — 0.0%†
600,000+(c)(g)	Carnoustie Re 2017, 11/30/22	$ 79,080
400,000+(c)(h)	Harambee Re 2018, 12/31/22	400
400,000+(h)	Harambee Re 2019, 12/31/22	1,400
$ 80,880

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
	Multiperil – Worldwide — 0.2%
4,860+(h)	Alturas Re 2019-2, 3/10/23	$ 6,443
47,461+(h)	Alturas Re 2020-2, 3/10/23	40,854
250,000+(c)(g)	Bantry Re 2016, 3/31/23	20,150
1,635,886+(c)(g)	Berwick Re 2018-1, 12/31/22	126,454
739,764+(c)(g)	Berwick Re 2019-1, 12/31/22	88,402
30,000+(g)	Eden Re II, 3/22/22 (144A)	8,920
5,700+(g)	Eden Re II, 3/22/23 (144A)	21,909
50,000+(c)(g)	Eden Re II, 3/22/24 (144A)	26,575
700,000+(c)(h)	Lorenz Re 2018, 7/1/22	—
400,000+(c)(g)	Merion Re 2018-2, 12/31/22	66,200
600,000+(c)(g)	Pangaea Re 2018-1, 12/31/22	12,633
600,000+(c)(g)	Pangaea Re 2018-3, 7/1/22	12,446
491,548+(c)(g)	Pangaea Re 2019-1, 2/1/23	10,243
441,188+(c)(g)	Pangaea Re 2019-3, 7/1/23	15,870
486,388+(g)	Pangaea Re 2020-1, 2/1/24	10,322
150,000+(c)(g)	Sector Re V, 12/1/23 (144A)	28,859
10,000+(g)	Sector Re V, 12/1/24 (144A)	28,655
253,645+(c)(g)	Woburn Re 2018, 12/31/22	17,891
74,914+(c)(g)	Woburn Re 2019, 12/31/22	19,466
		$ 562,292
	Total Reinsurance Sidecars	$ 643,172
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,699,501)	$ 1,180,512

Shares
CLOSED-END FUND — 0.6% of Net Assets
	75,000	Invesco Senior Loan ETF	$ 1,656,000
	22,225	SPDR Blackstone Senior Loan ETF	1,020,127
TOTAL CLOSED-END FUND
		(Cost $2,688,767)	$ 2,676,127
RIGHT/WARRANT — 0.0%† of Net Assets
Real Estate Management & Development — 0.0%†
	18^(c)(i)	Fujian Thai Hot Investment Co., Ltd. 10/13/27	$ 20,154
		Total Real Estate Management & Development	$ 20,154
TOTAL RIGHT/WARRANT
		(Cost $0)	$ 20,154

Pioneer Floating Rate Fund | Annual Report | 10/31/21 37

Schedule of Investments | 10/31/21 (continued)

Principal
Amount USD ($)		Value
	TEMPORARY CASH INVESTMENTS — 3.9% of
	Net Assets
	REPURCHASE AGREEMENTS — 3.9%
6,000,000	$6,000,00 ScotiaBank, 0.1%, dated 10/31/21 plus accrued
	interest on 11/1/21 collateralized by the following:
	$3,340,492 Federal National Mortgage
	Association, 3.5% - 4.5, 8/1/33 - 12/1/50
	$2,779,605 U.S. Treasury Note, 3.0%, 9/30/25	$ 6,000,000
6,000,000	$6,000,00 Merrill Lynch, Pierce, Fenner & Smith, 0.1%, dated
	10/31/21 plus accrued interest on 11/1/21
	collateralized by $6,120,002 U.S. Treasury
	Notes, 0.25 - 1.63%, 4/30/23 - 6/15/24	6,000,000
6,000,000	$6,000,00 RBC Capital Markets LLC, 0.1%, dated 10/31/21
	plus accrued interest on 11/1/21 collateralized by
	$6,120,093 U.S. Treasury Bond, 2.8%, 11/15/47	6,000,000
		$ 18,000,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $18,000,000)	$ 18,000,000
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 93.7%
	(Cost $433,922,683)	$436,047,889
	OTHER ASSETS AND LIABILITIES — 6.3%	$ 29,371,582
	NET ASSETS — 100.0%	$465,419,471

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans. LIBOR London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate. REIT Real Estate Investment Trust. SOFRRATE Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2021, the value of these securities amounted to $11,287,475, or 2.4% of net assets.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements — Note 1A.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2021.
(b)	This term loan will settle after October 31, 2021, at which time the interest rate will be determined.
(c)	Non-income producing security.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/21

(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2021.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(g)	Issued as participation notes. (h) Issued as preference shares.
(i)	Fujian Thai Hot Investment Co., Ltd. warrants are exercisable into 18 shares.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 4,860	$ 6,443
Alturas Re 2020-2	1/1/2020	47,461	40,854
Bantry Re 2016	2/6/2019	20,150	20,150
Berwick Re 2018-1	1/10/2018	238,948	126,454
Berwick Re 2019-1	12/31/2018	88,396	88,402
Carnoustie Re 2017	1/5/2017	142,655	79,080
Eden Re II	1/22/2019	668	21,909
Eden Re II	12/15/2017	1,793	8,920
Eden Re II	12/23/2019	50,000	26,575
Formby Re 2018	7/9/2018	28,165	36,840
Harambee Re 2018	12/19/2017	14,427	400
Harambee Re 2019	12/20/2018	—	1,400
Lorenz Re 2018	6/26/2018	133,677	—
Matterhorn Re	4/30/2020	250,000	250,500
Merion Re 2018-2	12/28/2017	16,461	66,200
Pangaea Re 2018-1	1/11/2018	85,805	12,633
Pangaea Re 2018-3	5/31/2018	144,517	12,446
Pangaea Re 2019-1	1/9/2019	5,160	10,243
Pangaea Re 2019-3	7/25/2019	13,236	15,870
Pangaea Re 2020-1	1/21/2020	—	10,322
Residential Reinsurance 2021	—	250,000	250,000
Sector Re V	1/1/2020	10,000	28,655
Sector Re V	12/4/2018	47,225	28,859
Woburn Re 2018	3/20/2018	89,024	17,891
Woburn Re 2019	2/14/2019	16,873	19,466
Total Restricted Securities			$1,180,512
% of Net assets			0.3%

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION
	Reference		Annual
Notional	Obligation /	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
4,600,000	Markit CDX North	Receive	5.00%	6/20/25	$(8,306)	$415,593	$407,287
	America High
	Yield Series 34
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACT – SELL PROTECTION					$(8,306)	$415,593	$407,287
TOTAL SWAP CONTRACT					$(8,306)	$415,593	$407,287

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 39

Schedule of Investments | 10/31/21 (continued)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ —	$ —
Other Long-Term Securities	$264,571,417	$137,627,172

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2021, the Fund did not engage in any cross trade activity.

At October 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $434,597,625 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 5,086,580
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(3,229,029)

Net unrealized appreciation	$ 1,857,551

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interest		$$399,135,422		$$399,135,422
Common Stock
Energy Equipment & Services	378,659			378,659
Oil, Gas & Consumable Fuels	197,537			197,537
Specialty Retail			83,653	83,653
Commercial Mortgage-Backed
Security		1,330,597		1,330,597
Corporate Bond		13,045,228		13,045,228
Insurance-Linked Security
Collateralized Reinsurance
Windstorm - Florida			36,840	36,840
Reinsurance Sidecars
Multiperil - U.S.			80,880	80,880
Multiperil - Worldwide			562,292	562,292
All Other Insurance-Linked
Security		500,500		500,500

40 Pioneer Floating Rate Fund | Annual Report | 10/31/21

	Level 1	Level 2	Level 3	Total
Closed-End Fund	$2,676,127	$	$	$ 2,676,127
Right/Warrant		20,154		20,154
Repurchase Agreement		18,000,000		18,000,000
Grand Total	$3,252,323	$432,031,901	$763,665	$436,047,889
Other Financial Instruments
Swap contract, at value		407,287		407,287
Total Other
Financial Instruments	$	$ 407,287	$	$ 407,287

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 10/31/20	$72,171	$ 2,915,717	$ 2,987,888
Realized gain (loss)	—	(41,857)	(41,857)
Changed in unrealized	11,482	(224,407)	(212,925)
Accrued discounts/premiums	—	—	—
Purchases	—	—	—
Sales	—	(1,969,441)	(1,969,441)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 10/31/21	$83,653	$ 680,012	$ 763,665

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of year value. During the year ended October 31, 2021, there were no transfers in or our of level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2021: $(170,253)

Pioneer Floating Rate Fund | Annual Report | 10/31/21 41

Statement of Assets and Liabilities | 10/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $433,922,683)	$436,047,889
Cash	56,437,021
Swaps collateral	316,881
Swap contracts, at value (net premiums paid $(8,306))	407,287
Unrealized appreciation on unfunded loan commitments	7,738
Receivables —
Investment securities sold	6,346,958
Fund shares sold	2,428,271
Interest	1,151,411
Due from the Adviser	126,406
Other assets	29,395
Total assets	$503,299,257
LIABILITIES:
Payables —
Investment securities purchased	$ 36,033,215
Fund shares repurchased	840,758
Distributions	250,118
Trustees’ fees	1,261
Due to broker for swaps	408,455
Variation margin for centrally cleared swap contracts	9,658
Due to affiliates	76,027
Accrued expenses	260,294
Total liabilities	$ 37,879,786
NET ASSETS:
Paid-in capital	$522,681,531
Distributable earnings (loss)	(57,262,060)
Net assets	$465,419,471
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $84,417,177/12,960,940 shares)	$ 6.51
Class C (based on $14,537,600/2,213,693 shares)	$ 6.57
Class Y (based on $366,464,694/55,730,433 shares)	$ 6.58
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.51 net asset value per share/100%-4.50%
maximum sales charge)	$ 6.82

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Statement of Operations

FOR THE YEAR ENDED 10/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$13,931,322
Dividends from unaffiliated issuers	242,147
Total investment income		$14,173,469
EXPENSES:
Management fees	$ 2,168,590
Administrative expense	146,838
Transfer agent fees
Class A	184,517
Class C	13,663
Class Y	114,358
Distribution fees
Class A	193,823
Class C	165,122
Shareowner communications expense	15,254
Custodian fees	48,236
Registration fees	89,510
Professional fees	98,091
Printing expense	51,655
Pricing fees	49,877
Trustees’ fees	10,089
Insurance expense	529
Miscellaneous	97,336
Total expenses		$ 3,447,488
Less fees waived and expenses reimbursed by the Adviser		(322,990)
Net expenses		$ 3,124,498
Net investment income		$11,048,971
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (1,448,168)
Swap contracts	230,986	$ (1,217,182)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$13,800,224
Swap contracts	188,334
Unfunded loan commitments	4,515	$13,993,073
Net realized and unrealized gain (loss) on investments		$12,775,891
Net increase in net assets resulting from operations		$23,824,862

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 43

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/21	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 11,048,971	$ 13,118,409
Net realized gain (loss) on investments	(1,217,182)	(22,788,846)
Change in net unrealized appreciation
(depreciation) on investments	13,993,073	(1,835,513)
Net increase (decrease) in net assets resulting
from operations	$ 23,824,862	$ (11,505,950)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.22 and $0.24 per share, respectively)	$ (2,633,249)	$ (3,496,835)
Class C ($0.17 and $0.19 per share, respectively)	(435,079)	(902,478)
Class Y ($0.24 and $0.27 per share, respectively)	(9,786,697)	(11,028,765)
Total distributions to shareowners	$ (12,855,025)	$ (15,428,078)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$234,977,359	$ 88,387,945
Reinvestment of distributions	10,658,252	12,913,616
Cost of shares repurchased	(87,109,783)	(274,579,504)
Net increase (decrease) in net assets resulting from
Fund share transactions	$158,525,828	$ (173,277,943)
Net increase (decrease) in net assets	$169,495,665	$(200,211,971)
NET ASSETS:
Beginning of year	$295,923,806	$ 496,135,777
End of year	$465,419,471	$ 295,923,806

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/21

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/21	10/31/21	10/31/20	10/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,762,019	$ 37,389,876	3,397,449	$ 21,584,622
Reinvestment of distributions	386,829	2,509,354	521,527	3,301,675
Less shares repurchased	(4,211,927)	(27,302,925)	(11,254,927)	(69,574,416)
Net increase (decrease)	1,936,921	$ 12,596,305	(7,335,951)	$ (44,688,119)
Class C
Shares sold	576,926	$ 3,784,136	409,166	$ 2,633,324
Reinvestment of distributions	62,237	406,737	128,934	819,494
Less shares repurchased	(1,795,606)	(11,723,528)	(3,116,988)	(19,375,279)
Net decrease	(1,156,443)	$ (7,532,655)	(2,578,888)	$ (15,922,461)
Class Y
Shares sold	29,529,703	$193,803,347	10,023,366	$ 64,169,999
Reinvestment of distributions	1,181,269	7,742,161	1,383,095	8,792,447
Less shares repurchased	(7,351,746)	(48,083,330)	(30,121,043)	(185,629,809)
Net increase (decrease)	23,359,226	$153,462,178	(18,714,582)	$ (112,667,363)

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 45

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class A
Net asset value, beginning of period	$ 6.28	$ 6.57	$ 6.73	$ 6.80	$ 6.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.21	$ 0.31	$ 0.26	$ 0.24
Net realized and unrealized gain (loss) on investments	0.26	(0.26)	(0.15)	(0.06)	0.01
Net increase (decrease) from investment operations	$ 0.45	$ (0.05)	$ 0.16	$ 0.20	$ 0.25
Distributions to shareowners:
Net investment income	$ (0.22)	$ (0.24)	$ (0.32)	$ (0.27)	$ (0.24)
Total distributions	$ (0.22)	$ (0.24)	$ (0.32)	$ —	$ (0.24)
Net increase (decrease) in net asset value	$ 0.23	$ (0.29)	$ (0.16)	$ (0.07)	$ 0.01
Net asset value, end of period	$ 6.51	$ 6.28	$ 6.57	$ 6.73	$ 6.80
Total return (b)	7.25%	(0.71)%	2.42%	2.96%	3.71%
Ratio of net expenses to average net assets	1.05%	1.12%	1.07%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	2.89%	3.31%	4.64%	3.89%	3.54%
Portfolio turnover rate	41%	45%	13%	42%	69%
Net assets, end of period (in thousands)	$84,417	$69,248	$120,559	$161,020	$193,193
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.26%	1.17%	1.11%	1.01%	1.02%
Net investment income (loss) to average net assets	2.68%	3.26%	4.60%	3.89%	3.54%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class C
Net asset value, beginning of period	$ 6.34	$ 6.57	$ 6.74	$ 6.80	$ 6.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.14	$ 0.17	$ 0.26	$ 0.21	$ 0.19
Net realized and unrealized gain (loss) on investments	0.26	(0.21)	(0.16)	(0.05)	0.01
Net increase (decrease) from investment operations	$ 0.40	$ (0.04)	$ 0.10	$ 0.16	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.22)	$ (0.19)
Total distributions	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.22)	$ (0.19)
Net increase (decrease) in net asset value	$ 0.23	$ (0.23)	$ (0.17)	$ (0.06)	$ 0.01
Net asset value, end of period	$ 6.57	$ 6.34	$ 6.57	$ 6.74	$ 6.80
Total return (b)	6.39%	(0.54)%	1.52%	2.35%	2.93%
Ratio of net expenses to average net assets	1.85%	1.80%	1.77%	1.76%	1.77%
Ratio of net investment income (loss) to average net assets	2.12%	2.63%	3.94%	3.15%	2.78%
Portfolio turnover rate	41%	45%	13%	42%	69%
Net assets, end of period (in thousands)	$14,538	$21,352	$39,105	$68,364	$79,057
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.86%	1.84%	1.81%	1.76%	1.77%
Net investment income (loss) to average net assets	2.11%	2.59%	3.90%	3.15%	2.78%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 47

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class Y
Net asset value, beginning of period	$ 6.34	$ 6.59	$ 6.75	$ 6.82	$ 6.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.24	$ 0.33	$ 0.29	$ 0.26
Net realized and unrealized gain (loss) on investments	0.27	(0.22)	(0.15)	(0.07)	0.01
Net increase (decrease) from investment operations	$ 0.48	$ 0.02	$ 0.18	$ 0.22	$ 0.27
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.27)	$ (0.34)	$ (0.29)	$ (0.26)
Total distributions	$ (0.24)	$ (0.27)	$ (0.34)	$ (0.29)	$ (0.26)
Net increase (decrease) in net asset value	$ 0.24	$ (0.25)	$ (0.16)	$ (0.07)	$ 0.01
Net asset value, end of period	$ 6.58	$ 6.34	$ 6.59	$ 6.75	$ 6.82
Total return (b)	7.70%	0.31%	2.74%	3.27%	4.05%
Ratio of net expenses to average net assets	0.75%	0.71%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.16%	3.71%	5.00%	4.22%	3.86%
Portfolio turnover rate	41%	45%	13%	42%	69%
Net assets, end of period (in thousands)	$366,465	$205,324	$336,472	$713,216	$593,640
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.81%	0.86%	0.85%	0.77%	0.79%
Net investment income (loss) to average net assets	3.10%	3.56%	4.85%	4.15%	3.77%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Notes to Financial Statements | 10/31/21

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of October 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended October 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s

Pioneer Floating Rate Fund | Annual Report | 10/31/21 49

disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance industry broker valuation model to provide an estimated value of the instrument.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 51

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2021, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry broker valuation model) representing 0.23% of net assets. The value of these fair valued securities was $1,087,338.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

52 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such

Pioneer Floating Rate Fund | Annual Report | 10/31/21 53

distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At October 31, 2021, the Fund was permitted to carry forward indefinitely $9,338,213 of short-term and $49,895,991 of long-term losses.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$12,855,025	$15,428,078
Total	$12,855,025	$15,428,078

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2021:

2021
Distributable earnings:
Undistributed ordinary income	$ 358,002
Capital loss carryforward	(59,234,204)
Dividend payable	(250,118)
Net unrealized appreciation	1,864,260
Total	$(57,262,060)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap contracts, the tax treatment of premium and amortization, adjustments relating to Insurance-Linked Securities, the tax adjustments relating to credit default swaps, preferred stocks and other holdings.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,336 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2021.

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

54 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss,

Pioneer Floating Rate Fund | Annual Report | 10/31/21 55

are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators),

56 Pioneer Floating Rate Fund | Annual Report | 10/31/21

the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to June 30, 2023.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 57

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in a major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2021 are listed in the Schedule of Investments.

H. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic

58 Pioneer Floating Rate Fund | Annual Report | 10/31/21

region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all

Pioneer Floating Rate Fund | Annual Report | 10/31/21 59

repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at October 31, 2021, are disclosed in the Schedule of Investments.

J. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

60 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the”Swap contracts, at value”; line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended October 31, 2021, was $398,501. Open credit default swap contracts at October 31, 2021, are listed in the Schedule of Investments.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 61

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05% and 0.75% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2021 are reflected in the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $71,181 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2021, the Fund paid $10,089 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,261.

4. Transfer Agent

During the period covered by the report DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

62 Pioneer Floating Rate Fund | Annual Report | 10/31/21

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications
Class A	$ 8,558
Class C	3,075
Class Y	3,621
Total	$15,254

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,846 in distribution fees payable to the Distributor at October 31, 2021.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2021, CDSCs in the amount of $701 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the

Pioneer Floating Rate Fund | Annual Report | 10/31/21 63

credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2021, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021, was as follows:

64 Pioneer Floating Rate Fund | Annual Report | 10/31/21

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2021, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Swap contracts,
at value	$ —	$407,287	$ —	$ —	$ —
Total Value	$ —	$407,287	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2021, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Swap contracts	$ —	$230,987	$ —	$ —	$ —
Total Value	$ —	$230,987	$ —	$ —	$ —
Change in net
unrealized
appreciation
(depreciation) on:
Swap contracts	$ —	$188,334	$ —	$ —	$ —
Total Value	$ —	$188,334	$ —	$ —	$ —

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 65

As of October 31, 2021, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
ARC Falcon I Inc.	$ 254,777	$ 253,519	$ 254,804	$ 1,285
CP Iris Holdco I, Inc.	166,667	166,667	166,389	(278)
DG Investment Intermediate
Holdings 2, Inc.	7,948	7,948	7,979	31
Engineered Components and
Systems, LLC	458,715	458,716	457,569	(1,147)
EyeCare Partners, LLC
Amendment No. 1 Delayed
Draw Term Loan (First Lien)	300,000	300,000	299,550	(450)
Medical Solutions Holdings, Inc.
Delayed Draw Term Loan
(First Lien)	160,000	159,205	160,325	1,120
Osmosis Buyer Limited Draw
Term B Loan	111,111	110,583	111,611	1,028
Refficiency Holdings LLC
Initial DDTL(2021)	324,622	321,411	325,028	3,617
RVR Dealership Holdings, LLC	188,889	187,522	188,889	1,367
Service Logic Acquisition, Inc.	71,642	71,027	71,910	883
Trident TPI Holdings, Inc.	85,286	85,285	85,567	282
Total Value	$2,129,657	$2,121,883	$2,129,621	$ 7,738

9. Subsequent Event

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is now the Fund's Transfer Agent, Custodian and Sub-Administrator.

66 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Floating Rate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VI (the “Trust”)), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 67

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 22, 2021

68 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Additional Information

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 97.10%.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 69

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Floating Rate Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

70 Pioneer Floating Rate Fund | Annual Report | 10/31/21

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 71

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S.registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the

72 Pioneer Floating Rate Fund | Annual Report | 10/31/21

fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale,

Pioneer Floating Rate Fund | Annual Report | 10/31/21 73

although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

74 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and

Pioneer Floating Rate Fund | Annual Report | 10/31/21 75

the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee reviewed the operation of the Fund's Highly Liquid Investment Minimum ("HLIM"). The Committee also reviewed the methodology for determining the Fund's HLIM. The Committee determined that no adjustment to the Fund's HLIM was required.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

76 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.*

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.**

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

*	Note to shareowners: The Bank of New York Mellon (BNY Mellon) became the Fund’s custodian and sub-administrator effective November 22, 2021.
**	Note to shareowners: BNY Mellon Investment Servicing (US), Inc. became the Fund’s transfer agent effective November 22, 2021.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 77

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2007.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Trustee	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
	trustee is elected		community newspaper group)
	or earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	or earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

78 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Floating Rate Fund | Annual Report | 10/31/21 79

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2007.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); and
Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

80 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Floating Rate Fund | Annual Report | 10/31/21 81

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2007. Serves at	Vice President and Associate General Counsel of Amundi US since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi US
from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2007. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2007. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

82 Pioneer Floating Rate Fund | Annual Report | 10/31/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	discretion of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2007. Serves at	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

Pioneer Floating Rate Fund | Annual Report | 10/31/21 83

This page was intentionally left blank.

84 Pioneer Floating Rate Fund | Annual Report | 10/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 21401-14-1221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $96,900 payable to Ernst & Young LLP for the year ended October 31, 2021 and $96,900 for the year ended October 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $33,380 and $34,020 during the fiscal years ended October 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $33,380 and $34,020 during the fiscal years ended October 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 10, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date March 10, 2022

* Print the name and title of each signing officer under his or her signature.